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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-07377 of PIA Merchandising Services, Inc. on Form S-8 of our report dated February 18, 1999, appearing in this Annual Report on Form 10-K/A of PIA Merchandising Services, Inc. for the year ended January 1, 1999.



/s/ Deloitte & Touche LLP


Costa Mesa, California
May 20, 1999